Exhibit 10.33

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

Dated as of April 8, 2014

Among

HENRY HUDSON HOLDINGS LLC, 58th STREET BAR COMPANY LLC, HUDSON

LEASECO LLC and BEACH HOTEL ASSOCIATES LLC,

individually and/or collectively, as the context may require, as Borrower

and

CITIGROUP GLOBAL MARKETS REALTY CORP. and BANK OF AMERICA, N.A.,

collectively, as Lender

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of April 8, 2014 (this “Amendment”), is by and among CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013 (together with its successors and/or assigns, “Citi”) and BANK OF AMERICA, N.A., a national banking association, having an address at One Bryant Park, New York, New York 10036 (together with its successors and/or assigns, “BOA” and together with Citi and their respective successors and/or assigns, “Lender”) and HENRY HUDSON HOLDINGS LLC, a Delaware limited liability company, 58th STREET BAR COMPANY LLC, a Delaware limited liability company, HUDSON LEASECO LLC, a New York limited liability company and BEACH HOTEL ASSOCIATES LLC, a Delaware limited liability company, each having its principal place of business at c/o Morgans Hotel Group, 475 Tenth Avenue, New York, New York 10018 (individually and/or collectively, as the context may require, together with its successors and/or assigns, “Borrower”).

W I T N E S S E T H:

WHEREAS, Lender has made a loan in the original principal amount of Three Hundred Million Dollars ($300,000,000) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of February 6, 2014 (the “Original Loan Agreement”), by and between Borrower and Lender, which Loan is evidenced by the Original Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement); and

WHEREAS, Borrower and Lender now desire to amend the Original Loan Agreement (the Original Loan Agreement, as amended by this Amendment, and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and certain other Loan Documents, each as more specifically set forth herein.

NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.

A G R E E M E N T:

Section I. Modification to Original Loan Agreement.

(i) Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note” in its entirety to read as follows:

“Note” shall mean, individually and/or collectively, as the context may require (i) that certain Second Replacement, Amended and Restated Promissory Note A-1 dated as of February 6, 2014 and amended and restated as of April 8, 2014 in the principal amount of $128,750,000, made by Borrower in favor of Citi (“Note A-1”), (ii) that certain Second Replacement, Amended and Restated Promissory Note A-2 dated as of February 6, 2014 and amended and restated as of April 8, 2014 in the principal amount of $128,750,000 made by Borrower in favor of BOA (“Note A-2”), (iii) that certain Second Replacement, Amended and Restated Promissory Note B-1 dated as of February 6, 2014 and amended and restated as of April 8, 2014 in the principal amount of $21,250,000, made by Borrower in favor of Citi (“Note B-1”), and (iv) that certain Second Replacement, Amended and Restated Promissory Note B-2 dated as of February 6, 2014 and amended and restated as of April 8, 2014 in the principal amount of $21,250,000 made by Borrower in favor of BOA (“Note B-2”), as each of the same may be further amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.

(ii) Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A LIBOR Spread” in its entirety to read as follows:

“Note A LIBOR Spread” shall mean, with respect to each Component, the following amounts, as the same may be reallocated pursuant to Section 11.1(b) hereof:

(a)	Component A, 3.64078%;

(b)	Component B, 3.64078%;

(c)	Component C, 3.64078%;

(d)	Component D, 3.64078%;

(e)	Component E, 3.64078%; and

(f)	Component F, 3.64078%

(iii) Section 2.11 of the Original Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 2.11. Components of the Loan. For the purposes of computing interest payable from time to time on the principal amount of the Note A and certain other computations set forth herein, the principal balance of Note A shall be divided into Components A through F. The principal amount of the Components shall be as follows:

COMPONENT	PRINCIPAL AMOUNT
A	$257,499,995
B	$1
C	$1
D	$1
E	$1
F	$1”

(iv) Amendment to Other Loan Documents. Each of the Loan Documents (other than the Loan Agreement) is hereby amended such that (i) each reference in any of the Loan Documents (other than the Loan Agreement) to the defined terms Note and Note A LIBOR Spread (which defined terms have been modified pursuant to this Amendment) shall be deemed to be a reference to such defined term as so modified, and (ii) each reference to the Loan Agreement shall mean the Original Loan Agreement, as modified pursuant to the terms of this Amendment, as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time.

Section II. Reaffirmation of Guaranty and Environmental Indemnity. In connection with this Amendment, Guarantor hereby:

(a) Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty or the Environmental Indemnity.

(b) Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Guaranty or the Environmental Indemnity.

(c) Acknowledges that the Guaranty and the Environmental Indemnity and the obligations of Guarantor contained in the Guaranty and the Environmental Indemnity are continuing and in full force and effect.

(d) Hereby reaffirms the Guaranty and the Environmental Indemnity and its obligations thereunder, and acknowledges that this reaffirmation of the Guaranty and the Environmental Indemnity is for the benefit of Lender.

Section III. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by any of the parties hereto.

Section IV. No Presumption Against Party Drafting Amendment. Should any provision of this Amendment require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared or drafted the same, it being agreed that all parties to this Amendment participated in the preparation hereof.

Section V. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section VI. Ratification. Borrower and Lender hereby ratify and confirm the Loan Agreement, as modified hereby. Except as modified and amended by this Amendment, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender and Borrower thereunder shall be and remain unmodified and in full force and effect.

Section VII. No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

Section VIII. Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York (without regard to principles of conflicts of laws). If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.

Section IX. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Section X. Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section XI. Incorporation of Recitals; Defined Terms. The recitals hereto are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

HENRY HUDSON HOLDINGS LLC

By:	Henry Hudson Holdings LLC,
its managing member

	By:	Hudson Delano Senior Mezz LLC,
its managing member

		By:	Hudson Delano Junior Mezz LLC,
its managing member

			By:	Morgans Group LLC,
its managing member

By:	/s/ Richard Szymanski
Name: Richard Szymanski
Title: Chief Financial Officer

58th STREET BAR COMPANY LLC,

By:	Hudson Pledgor LLC, its managing member

	By:	Henry Hudson Holdings LLC, its managing member

		By:	Hudson Delano Senior Mezz LLC, its managing member

			By:	Hudson Delano Junior Mezz LLC, its managing member

				By:	Morgans Group LLC, its managing member

By: Morgans Hotel Group Co., its managing member

By:	/s/ Richard Szymanski
Name: Richard Szymanski
Title: Chief Financial Officer

HUDSON LEASECO LLC,

By:	Hudson Managing Member LLC, its managing member

	By:	Henry Hudson Holdings LLC, its managing member

		By:	Hudson Delano Senior Mezz LLC, its managing member

			By:	Hudson Delano Junior Mezz LLC, its managing member

By: Morgans Group LLC, its managing member

By: Morgans Hotel Group Co., its managing member

By:	/s/ Richard Szymanski
Name: Richard Szymanski
Title: Chief Financial Officer

BEACH HOTEL ASSOCIATES LLC,

By:	Hudson Delano Senior Mezz LLC, its managing member

	By:	Hudson Delano Junior Mezz LLC, its managing member

		By:	Morgans Group LLC, its managing member

			By:	Morgans Hotel Group Co., its managing member

By:	/s/ Richard Szymanski
Name: Richard Szymanski
Title: Chief Financial Officer

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LENDER:

CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation

By:	/s/ Ana Rosu Marmann
Name: Ana Rosu Marmann
Title: Authorized Signatory

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LENDER:

BANK OF AMERICA, N.A., a national banking association

By:	/s/ Steven Wasser
Name: Steven Wasser
Title: Managing Director

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The undersigned hereby acknowledges and consents to Section II of this First Amendment to Loan Agreement and Other Loan Documents.

GUARANTOR:

MORGANS HOTEL GROUP CO., a Delaware corporation

By:	/s/ Richard Szymanski
Name: Richard Szymanski
Title: Chief Financial Officer